Exhibit 99.1 Global Indemnity Investor Day Performance and Objectives The Peninsula Hotel, NY, NY September 13, 2021 1 pm – 2 pm Eastern

Forward-Looking Statement This presentation may include forward-looking statements, both with respect to Global Indemnity Group, LLC (the Company”) and its industry, that reflect our current views with respect to future events and financial performance. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and often can be identified by the use of words such as “expect,” “intend,” “plan,” “believe,” “trends,” and similar expressions of a future or forward- looking nature. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond the Company’s control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. In addition, any estimates relating to loss events involve the exercise of considerable judgments and reflect a combination of ground-up evaluations, information available to date from brokers and cedents, market intelligence, initial tentative loss reports, and other sources. The actuarial range of reserves and management’s best estimate is based on our then-current state of knowledge including explicit and implicit assumptions relating to the pattern of claim development, the expected ultimate settlement amount, inflation and dependencies between lines of business. However, due to the complexity of factors contributing to the losses and preliminary nature of the information used to prepare these estimates, there can be no assurance that the Company’s ultimate losses will remain within the stated amount. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our most recent reports on Form 10-K and Form 10-Q and other documents of the Company’s on file with or furnished to the U.S. Securities and Exchange Commissions (“SEC”), all of which are available through the SEC website at www.sec.gov. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments will be realized, or even if substantially realized, that they will have the expected consequences to, or effects on, or its business or operations. The Company undertakes no obligation to update any statements herein for revisions or changes after the date of this presentation other than as required by law. Investor Day 2021 | 2

Today's Agenda Chairman’s Presentation Saul Fox Chairman Strategic Vision David Charlton Chief Executive Insurance Business Update Jonathan Oltman President Operations and Technology Reiner Mauer Chief Operations Officer Financials Thomas McGeehan Chief Financial Officer Questions and Answers Stephen Ries Head of Investor Relations Investor Day 2021 | 3

Today’s Presenters Saul Fox David Charlton Jonathan Oltman Reiner Mauer Thomas McGeehan Chairman Chief Executive President Chief Operating Officer Chief Financial Officer Investor Day 2021 4

Saul Fox Chairman

Background on Fox Paine Fund II & Saul Fox Fox Paine Fund II • Global Indemnity was one of six platform (build-up) investments in Fox Paine Fund II, ($ in millions) $1,936 which was launched in 2000. Fox Paine Fund II invested $682 million in aggregate across $100 the six platform investments from which it ultimately realized $1.9 billion in value (284% ROI, 49% IRR, 95% realized in cash). • I founded Fox Paine in 1996. Prior to founding Fox Paine, I was a senior partner at Kohlberg, Kravis, Roberts & Company (“KKR”), a pioneering merchant banking firm, which I joined in 1984. At KKR, I initiated and led the firm’s foray into insurance, which became KKR’s first ‘industry silo’. I also led the acquisitions, divestitures, and chaired the Boards of Motel 6 (530% ROI, 38% IRR, $661 million equity value realized), American Reinsurance (660% ROI, 49% IRR 284% ROI 57% IRR, $2.0 billion equity value realized), and Canadian General Insurance (360% ROI, $1.3 Billion Gain 55% IRR, $433 million equity value realized), which ranked among KKR’s most successful $1,836 investment transactions. • Prior to joining KKR in 1984, I was a tax and mergers & acquisitions attorney at Latham & Watkins, having joined the firm in 1978 following graduation (with honors) from the University of Pennsylvania School of Law. I received a baccalaureate degree (with highest honors) from Temple University in 1975. $682 • Fox Paine founded Global Indemnity in September 2003 and today, together with Fox Paine’s affiliates, owns 5.9 million common shares representing 41% of shares outstanding and an 83% voting interest. Net Equity Value as of Invested 6.30.21 Realized in Cash Unrealized Note: Fund II includes Fox Paine Capital Fund II International, L.P. and its Co-Investment Partnerships. The unrealized value of Fund II’s investment in Global Indemnity is presented based on the closing price on the NASDAQ Stock Market on June 30, 2021 of Global Indemnity’s Class A common shares. Fund II Investor Day 2021 | 6 employs the time-zero methodology for purposes of calculating investment IRR.

Opportunities for Growth and Profitability from the Redomestication • Global Indemnity, initially organized offshore in 2003, redomesticated to the United States from the Cayman Islands in August 2020, which facilitated several opportunities for the Company’s growth and profitability: o Prior to the redomestication, financial engineering, more than anything else, enabled the Company to grow Book Value 1 Per Share 7.4% per year from the Company’s inception in 2003 through the redomestication, as well as return $525 million to shareholders. o Going forward, management, rather than financial engineering, will be the primary driver of growth and profitability. In that regard, David Charlton, a well experienced and highly successful insurance industry leader with distinguished tenures at three of the industry’s most esteemed competitors (Philadelphia Consolidated, Berkshire Hathaway’s USLI operation, and Chubb’s Westchester Specialty operation) was recruited as Global Indemnity’s Chief Executive Officer. Since becoming CEO just 6 months ago, Mr. Charlton already substantially augmented the breadth and depth of the Company’s management team by recruiting as Global Indemnity’s Chief Operations Officer, Reiner Mauer, formerly the President of the Property/Casualty division of Berkshire Hathaway’s USLI operation, as well as 8 other new executive, divisional and operational leaders, all of whom have had highly successful careers managing small business casualty underwriting operations. o Also as a result of the redomestication, in which we merged our Bermuda insurance operation into our domestic businesses, Global Indemnity was able to free up $250 million of unrestricted capital for our new unregulated parent company, Global Indemnity Group, LLC (treated as a partnership for federal income tax purposes) which is available to support all of the Company’s ongoing operations as well as for dividends to shareholders. o In addition, the redomestication further simplified the Company’s corporate and operational structure and resulted in over $5 million of ongoing and recurring savings. Investor Day 2021 | 7

Board Objectives for Global Indemnity Group, LLC Board Objectives: • As a result of the changes enabled by the redomestication, including, most 2022-26 Net Written Premium CAGR importantly, the significant augmentation of the Company’s executive leadership, 8.00% the Board established new long-term growth and performance objectives for the 7.00% Company that are incorporated as multi-million dollar long-term incentive 6.00% compensation targets in David Charlton’s and Reiner Mauer’s 5-year employment agreements. o These agreements include Net Written Premium growth targets over the 5-year (2022- 26) period of, on the low end, 6% annual compounded growth and, on the high end, 8% Board Board Board annual compounded growth. These Net Written Premium growth targets are based upon Objective - Objective - Objective - Low Middle the last 10 years’ (2011-20) historical performance of, on the low end, the median of P&C High companies and, on the high end, the top quartile of E&S companies. Board Objectives: 1 1 o These agreements also include Return on Equity targets over the 5-year (2022-26) 2022-26 Average Return on Equity 12.50% period of, on the low end, 8.37% on average and, on the high end, 12.50% on average. These Return on Equity targets are based upon the last 10 years’ (2011-20) historical 9.92% performance of, on the low end, the median of P&C companies and, on the high end, the 8.37% top quartile of E&S companies. Board Board Board Objective - Objective - Objective - Low Middle High 1 Board objective for return on equity of the Company’s operating subsidiaries. Investor Day 2021 | 8

Board Objectives are Supported by Core Business Performance

- Global's core small business commercial specialty businesses, United National (acquired 2003) and Penn-America (acquired 2005), have performed admirably over the years, generating 16% growth in Net Written Premium per year and a 20% average Return on Equity[1] from 2016-20, and will represent an even greater proportion of the Company's premium going forward as growth is enhanced by new products such as Professional Liability, Excess Casualty, Environmental, Special Events, Small Commercial Umbrella/Excess, as well as other innovative small business offerings.
- The Company's outstanding results in its core commercial specialty businesses were offset, however, by the very disappointing performance of American Reliable (acquired 2015). American Reliable's very disappointing performance was due to poor management of its property catastrophe exposures. While it was understood that American Reliable's business was substantially catastrophe exposed, it took the Company years too long to resolve the underlying catastrophe exposures in the business. As of today, the Company's overall catastrophe exposure, as measured by the annual aggregate probable maximum loss (PML) on a 1-in-250 year basis, has been reduced from $247 million following the American Reliable acquisition in 2015 to $84 million, a 66% reduction. Moreover, as a result of these and other actions taken, going forward, the Company expects American Reliable's business will generate quite attractive returns on the capital deployed.

Net Written Premium of Core Commercial Specialty Business[2] (52% of Total NWP in 2020)


16% CAGR
$152
$155
$190
$241
$273
2016
2017
2018
2019
2020

Return on Equity of Core Commercial Specialty Business[1,2]

20% Average ROE 2016-20


26%
20%
15%
25%
18%
2016
2017
2018
2019
2020

[1] Return on equity calculated on average capital allocated to the individual businesses and prior to the allocation of corporate overhead.
[2] Includes United National, Penn-America and Vacant Express businesses.

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Growth & Capital Required from Board Objectives 8% NWP CAGR Earnings Per Share 12% ROE 8% NWP CAGR • At the midpoint of the performance objectives incorporated in the Company’s 10% ROE $7.60 6% NWP CAGR Chief Executive Officer’s and Chief Operations Officer’s agreements: $6.21 8% ROE o Net Written Premium are targeted to grow from $613 million in 2021 to $859 million $4.98 by 2026 $2.03 o Net Income is targeted to grow from $30 million ($2.03 per share) in 2021 to $91 million ($6.21 per share) by 2026 assuming only a 2.5% annual pre-tax investment return over the period 2021 2026 2026 2026 o As a result, Book Value is targeted to grow from $709 million ($49.36 per share Objective - Objective - Objective - 1 Low 2 Middle 3 High including cumulative dividends) at 12/31/21 to $961 million ($70.92 per share Book Value Per Share including cumulative dividends) at 12/31/26 (including cumulative dividends) 8% NWP CAGR 12% ROE 8% NWP CAGR 6% NWP CAGR • In order to achieve these performance objectives, maintain the Company’s ‘A’ 10% ROE 8% ROE $75.83 $70.92 rating, and continue its dividends to shareholders at the current rate, the $66.37 Company will need to supplement its existing capital resources with $49.36 approximately $150 million over the next five years. 12/31/21 2026 2026 2026 1 Assumes median performance of P&C companies over the past 10 years (2011-20): 6% NWP CAGR and 8.37% average ROE at the Company’s operating subsidiaries Objective - Objective - Objective - 2 1 Assumes median performance of E&S companies over the past 10 years (2011-20): 7% NWP CAGR and 9.92% average ROE at the Company’s operating subsidiaries 2 Low 3 Middle 3 High Assumes top quartile of performance E&S companies over the past 10 years (2011-20): 8% NWP CAGR and 12.50% average ROE at the Company’s operating subsidiaries Investor Day 2021 | 10

Expected Shareholder Returns from Board Objectives Implied Share Price • If the Company achieves the Board’s objectives over the next E&S Top (including cumulative dividends) Quartile five years, it will result in Book Value Per Share increasing Performance: from $49 at 12/31/21 to between $66 and $75 (including 8% NWP cumulative dividends) at 12/31/26. CAGR 1 12% ROE E&S Median 1.84x BV Performance: • Based on the 10-year median multiples of Book Value at Multiple 7% NWP CAGR which P&C and E&S companies trade, the Company’s share 37% IRR 1 10% ROE P&C Median 1.42x BV price would increase from $27 today to between $76 and $134.82 Performance: Multiple $135 (including cumulative dividends) by 12/31/26, 6% NWP CAGR 30% IRR 1 8% ROE generating a 23% to 37% internal rate of return for 1.16x BV shareholders over the next 5 years. Multiple $98.31 23% IRR $76.02 $26.60 9/10/21 2026 Objective - 2026 Objective - 2026 Objective - Low Middle High 1 Average return on equity of the Company’s operating subsidiaries from 2022-26. Investor Day 2021 | 11

David Charlton Chief Executive

Executive Leadership David S. Charlton, Chief Executive Career Highlights • 34-year veteran Property & Casualty insurance industry senior executive, with particular expertise in Excess and Surplus lines, binding authority, small business, and other specialty insurance businesses • Served for seven years at Chubb, where he had been recruited to expand its Westchester Specialty Excess and Surplus small business division • 20 plus years at USLI, a Berkshire Hathaway company, including as Executive Vice President and Chief Underwriting Officer Investor Day 2021 | 13

Strategic Vision for Global Indemnity Group Best in class specialty insurance company focused on small to middle market business achieving steady growth and a consistent combined ratio in the low 90’s. Investor Day 2021 | 14

Strategic Vision Roadmap To become the best-in-class Specialty Insurance Company Here is how we will get there: REVENUE: PEOPLE: OPERATIONS: INVESTMENTS: We have developed and We have enhanced our Analytics will play an Traditionally we have been have begun to implement existing team with increased role in guiding more conservative in our detailed plans to grow experienced insurance our growth and will be approach than most of our current core businesses executives with long track supported by a continued peers, using less leverage, and create new ones, while records of success, emphasis on scalable less stocks/alternatives decreasing or eliminating including: a new CEO, a architecture and data and higher grade and less profitable and/or new COO, and new processing efficiencies shorter duration debt higher risk business division leaders Investor Day 2021 | 15

Experienced Talent It all starts with people and an investment in talent. Thomas Gibbons Thomas McGeehan Jonathan Oltman Executive Vice President & Chief Actuary, Chief Financial Officer, President, 6 years of service 20 years of service 7 years of service Stephen Ries David Elliott Michael Loftus Senior Vice President, Senior Counsel Senior Vice President, Internal Audit, Senior Vice President, Claims, & Head of Investor Relations, 13 years of service 17 years of service 19 years of service Investor Day 2021 | 16

Investment in New Executive Talent Senior Insurance Executives hired since May of 2021 David Charlton Reiner Mauer Marc Garganigo Melanie Herring Evan Kasowitz Chief Executive Chief Operating Officer Strategic Development & Division Leader Product Management Division Leader Cannabis Management & & Development Professional Liability Rochelle Elliot Alan Hirst Nicole Reilly Biju Joy Dennis Willette Professional Lines Chief Information Officer Talent & Leadership Division Leader Division Leader Excess Casualty Environmental Investor Day 2021 | 17

Global Indemnity Core Business Strategy Develop and focus on core businesses that drive long term consistent and sustainable profitability Core Businesses are industry segments that: Are comprised of Are specialty or Are casualty Are supported by Have a proven small to middle niche in nature, driven and non- industry leading track record of market businesses aligning with CAT exposed technology, profitability GBLI’s size and analytics, and market position third-party data Moving towards a mix of business of 70% Casualty and 30% Property Investor Day 2021 | 18

Global Indemnity Core Business Strategy Adapting Strategy Build New Grow Current To Make Core Businesses Core Businesses Businesses Core • Penn-America Binding • Professional Lines • Farm, Ranch and Equine • Cannabis • Environmental • Property • Collectibles • Excess Casualty • Personal Lines (Mobile • Programs Home, Dwelling, and • Casualty Reinsurance Homeowners) • Vacants Investor Day 2021 | 19

Grow Core Business Strategy: Penn-America Binding Penn-America Binding C/Y Combined Ratio $MM $200 110% $180 $160 $140 100% 96.7% $120 94.4% $100 89.4% $80 88.0% 90% $60 $40 $20 $126.5 $155.7 $164.3 $89.6 $0 80% 2018 2019 2020 6M Ended June 30, 2021 Core Business Characteristics: • Trending to grow 11% in 2021 due to targeted distribution, expansion and accelerating rate increases Achieved 4.9% rate increase through June; additional double-digit rate increases planned for 2nd half of 2021 • Industry-leading brand offers 1000+ classes across 50 states; hired new leader of Product Management & Development, Melanie Herring, supporting expansion and revision of casualty underwriting appetite • Small E&S business with average premium of $2,800; 69% Casualty, 31% Property • Technology driven business utilizing analytics, API’s, and third-party data Investor Day 2021 | 20

Grow Core Business Strategy: Penn-America Binding High Margin, High Income Go Forward Strategy Growing the binding business Maximizing Targeting low loss Tiered Commission within 8 high wholesaler’s profit ratio business Structure preforming share incentives segments 2021 Approach · Piloting “High Margin, High Income” strategy with select wholesalers in 2021 with full roll out in 2022 · High Margin classes of business have a 5-year Combined Ratio of 87.8% Investor Day 2021 | 21

Grow Core Business Strategy High Margin, High Income Example: Auto Services AUTO SERVICES Specialty class of business that: PROVEN TRACK RECORD OF • Has a proven track record of PROFITABLE GROWTH Gross Written Premium profitable growth $8,000,000 • 35% CAGR since our 2017 $7,000,000 automation $6,000,000 • 10-year loss ratio: 46% $5,000,000 • Is a niche area that is overlooked by $4,000,000 other markets $3,000,000 • Is a complex product to automate $2,000,000 and underwrite – we already have $1,000,000 $0 the expertise 2016 2017 2018 2019 2020 2021 Proj Investor Day 2021 | 22

Grow Current Core Businesses: Cannabis Cannabis C/Y Combined Ratio $MM $30 100% 87.0% 90% $25 80% 60.4% 70% 58.9% $20 60% 44.1% $15 50% 40% $10 30% 20% $5 10% $0.2 $7.3 $13.4 $6.1 $0 0% 2018 2019 2020 6M Ended June 30, 2021 Core Business Characteristics: • $4.8 premium reduction in large accounts in late 2020 - early 2021 with average premium dropping from $13K to $6K. Strong growth in smaller premium accounts with new business policy count growth of 23% in 2021 • Early adopter in insurance industry, began insuring Cannabis in 2018 • Recently, hired new leader of Cannabis, Evan Kasowitz, to oversee dedicated team of underwriting, product, claims, and actuarial expertise • Analytics supported proprietary rate-quote-bind-issue system in place · Growing niche industry segment currently avoided by standard carriers (U.S. sales projected > $40B in 2026) · Highly profitable business with historical Combined Ratios under 90% Investor Day 2021 | 23

Grow Current Core Businesses: Collectibles Collectibles C/Y Combined Ratio $MM $20 80% 70% 60.4% 59.5% $15 56.6% 60% $10 50% 40% $5 28.9% 30% $10.5 $11.1 $6.5 $9.2 $0 20% 2018 2019 2020 6M Ended June 30, 2021 Core Business Characteristics: • Trending to grow 18% in 2021 through social media campaigns and partnerships with companies who specialize in the Collectibles industry • 100% digital product supported by superior technology and analytics • Small values, small premium – average collection is $60K • Direct-to-consumer business model – aggressive social media marketing • Product expertise in artwork, comics, guns, sports memorabilia, and stamps Investor Day 2021 | 24 • Exceptional profitability and record growth in 2021

Grow Current Core Businesses: Programs Programs C/Y Combined Ratio $MM $120 120% 99.7% 94.0% 92.2% $100 100% 75.4% $80 80% $60 60% $40 40% $20 20% $51.4 $73.4 $95.7 $66.1 $0 0% 2018 2019 2020 6M Ended June 30, 2021 Core Business Characteristics: • Trending to grow 33% in 2021 due to new programs and product expansion • Achieved 5.4% rate increase through June; 5 largest programs averaging over 8% • Individual Programs are a collection of small business customers • Casualty focused; property dropped from 36% in 2018 to 14% in 2021 • 14 new Programs launched since 2019 • In-house analytics/AI tools allow for superior portfolio management • Standalone multi-disciplinary team: underwriting, analytics, claims, actuarial, legal, and Investor Day 2021 | 25 product development

Grow Current Core Businesses: Casualty Reinsurance Casualty Reinsurance C/Y Combined Ratio $MM $90 160% 144.2% 150% $80 140% $70 130% 120% $60 110% 94.8% 95.2% $50 100% 87.3% 90% $40 80% $48.0 $88.3 $60.7 $46.5 $30 70% 2018 2019 2020 6M Ended June 30, 2021 Core Business Characteristics: • Trending to grow 32% in 2021 due to rate and growth with existing and new partners • Diversification strategy: transition from 100% Property CAT to 100% Casualty completed in 2020 • Reinsurance division historically used to diversify against our primary insurance division; going forward, we are strategically expanding with smaller treaties to support our core product strategy • Reinsurance allows us access to larger accounts – exposure is controlled via the treaty • Internal expertise in Reinsurance underwriting and treaty structuring Investor Day 2021 | 26

Grow Current Core Businesses: Vacants Vacants C/Y Combined Ratio $MM $30 100% 90% $20 77.6% 80% 70% 63.8% $10 60.7% 58.3% 60% $24.0 $25.6 $24.3 $11.4 $0 50% 2018 2019 2020 6M Ended June 30, 2021 Core Business Characteristics: • Production still slow for residential – a result of record low inventory/high turnover of vacant homes for sale. Growth for Commercial vacant properties is improving, tied to increased remote working across the country; 2Q growth was +1% Residential and +8% Commercial • Historically profitable product in every distribution channel and division • Average premium <$1,000 and conservative CAT property appetite • Traditionally avoided by standard carriers allows for conservative pricing and coverage approach • Fully automated policy administration system for all distribution models Investor Day 2021 | 27

Grow New Core Businesses Strategy: Professional Lines The Chief Executive has a history of building highly profitable (low 90’s Combined Ratios or better) Professional Lines divisions at Philadelphia Insurance Companies, USLI and Westchester, a Chubb Company. Product Mix: Management Liability Avoid High Severity/Poorly Small to Middle Products and Professional Performing Market Focus E&O Products Classes of Business • Small to middle market • Employment Practices • Public D&O business in historically Liability • Financial Institutions profitable segments of • Non-Profit D&O/EPL • Lawyers Professional the Professional Lines • Miscellaneous E&O (100+ • Other historically marketplace classes) performing poorer classes • Technology E&O of business or ones that do • Private Company not fit Global Indemnity D&O/EPL Group’s focus on small to • Crime middle market business • Fiduciary Investor Day 2021 | 28

New Core Business Leadership & Objectives: Professional Lines Marc Garganigo, Division Leader Objectives for 2021 • 30-year veteran Professional Lines executive • Placement of Reinsurance • Most recently as Senior VP – Head of • Develop forms, rates, and Management and Professional Liability at underwriting guidelines by product Skyward Specialty Insurance line • Served at One Beacon, Everest and Markel • Complete Admitted Filings • Successful track record of profitability • Finalize Broker appointments and building and leading Professional Lines distribution model businesses • Develop and implement marketing campaign Additional Team Members for Professional Lines • Head of Professional Lines Small Business (2021 Target Hire) • Rochelle Elliott, AVP Professional Lines • Underwriting Position (2021 Target Hire) Investor Day 2021 | 29

Grow New Core Businesses Strategy: Professional Lines Strategy: Build a Profitable & Execution Sustainable Portfolio • Focus on risk selection Q1 2022 Objectives and underwriting • Launch Admitted and Non- profitability in the small Admitted Products & middle market space • Continue to aggressively • Maximize long-term market the GBLI relationships in wholesale Professional brand to distribution channels nationwide wholesalers • Best in class Service • Continue to build out Standards (same day Underwriting and Claims turn-around Small team Business, 24–48 hours for • Develop and monitor middle market) portfolio analytics and metrics • Migration to ClarionDoor Investor Day 2021 | 30

New Core Business Leadership & Objectives: Environmental Dennis Willette Objectives for 2021 • Extensive experience within Environmental at • Identify key hires for initial market leading firms environmental leadership team • Most recently Vice President and Manager of • Placement of Reinsurance Environmental, East Region at AXA XL • Develop forms, rates, and • Also served at AIG with significant underwriting guidelines by product Environmental consulting experience • Develop small business • Successful track record of profitability underwriting platform building and leading Environmental • Finalize broker appointments and businesses distribution model • Develop and implement marketing Additional Team Members for Environmental campaign • Head of Small Business (2021 Target Hire) • Product Development (2021 Target Hire) • Senior Underwriter (2021 Target Hire) Investor Day 2021 | 31

Grow New Core Businesses Strategy: **Environmental**

Strategy: Build a Profitable & Sustainable Portfolio	Environmental Products	Execution

• Focus on risk selection and core profitable product lines
• Innovative go-to-market strategy for small business environmental lines to maximize wholesale penetration
• Best in class Service Standards with all lines of business
• Maximize long-term wholesale relationships
	• Contractors Pollution
	• Contractors Pollution & Professional
	• Contractors Project Specific
	    o Pollution
	    o Pollution & Professional
	• Site Pollution
	• Excess Pollution
		Q1 2022 Objectives
		• Launch Contractors Pollution & Professional products
		• Launch small business platform (ClarionDoor)
		• Execution of Environmental lines business plan
		• Nationwide marketing campaign
		• Develop and monitor environmental KPIs
		• Identify key hires to facilitate launch of full suite of pollution products lines

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New Core Business Leadership & Objectives: Excess Casualty Biju Joy, Division Leader Objectives for 2021 • 30-year insurance veteran Excess Casualty • Placement of reinsurance • Most recently as Vice President and Manager • Develop forms, rates and of Excess Casualty at Philadelphia Insurance underwriting guidelines by class of Companies business • Served at CoverX Corporation, Travelers and • Finalize broker appointments Fireman’s Fund • Market the Global Indemnity’s • Successful track record of profitability Excess Casualty brand building and leading Excess Casualty businesses Additional Team Members for Excess Casualty • Offer pending for a VP of Excess Casualty • Underwriting Assistant (2021 Target Hire) Investor Day 2021 | 33

Grow New Core Businesses Strategy: Excess Casualty

Strategy: Build a Profitable & Sustainable Portfolio

- Establish a premier standalone excess casualty division
- Focus on profitable low to mid-sized accounts
- Partner with select wholesale brokers
- Maintain best in class service standards with quick responses to submissions and policy issuance.

Excess Casualty Classes

- Manufacturing
- Construction
- Real Estate
- Hospitality

Execution

Q1 2022 Objectives

- Monitor the product line using in portfolio analytics and metrics
- Continue to focus on risk selection, limit management and pricing discipline
- Identify additional wholesaler brokers
- Migration to ClarionDoor
- Continue to build out Underwriting and Claims team

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Jonathan Oltman President

Adapting Strategy To Make Businesses Core: Farm, Ranch, and Equine Agriculture C/Y Combined Ratio $MM $100 120% $90 $80 110% $70 102.9% 102.2% 101.1% 100.8% $60 $50 100% $40 $30 90% $20 $10 $79.7 $87.7 $85.6 $41.8 $0 80% 2018 2019 2020 6M Ended June 30, 2021 How we are adapting: • 2021 Gross Written Premium expected to be approximately $80 million due to shift of business from 60% CAT exposed in 2019 to 40% by 2021 • Achieving 5% rate increase through June; double-digit increases targeted in high CAT states • Leveraging technology and analytics to further identify and segment most profitable business Investor Day 2021 | 36

Adapting Strategy To Make Businesses Core: Farm, Ranch, and Equine Farm and Ranch currently writes approximately $36M of Equine related risks • Property, General Liability, Commercial Auto, Umbrella, Mortality (Horse Life & Health) • Equine business is 10 points more profitable than the remainder of Farm & Ranch • Grow most profitable segment “Mortality Life” product to $7M in 2021 – historical combined ratio of 90.1% • Using PowerBI and Data Analytics, continue to upgrade rating methodology to differentiate high margin vs. low margin Equine Mortality business o Example: Strategy is to write more Quarter Horses and fewer Thoroughbreds, improving the overall Loss Ratio 2019 2021 Breed Loss Ratio Mix of Book Mix of Book Quarter Horse 23% 28% 46% Thoroughbred 10% 6% 90% Investor Day 2021 | 37

Adapting Strategy To Make Businesses Core: Property Property C/Y Combined Ratio $MM 237.7% $50 250% $45 230% $40 210% $35 190% $30 170% 137.3% $25 116.1% 150% 101.1% $20 130% $15 110% $42.6 $16.8 $37.6 $48.1 $10 90% 2018 2019 2020 6M Ended June 30, 2021 How we are adapting: • 2021 Gross Written Premium trending to be approximately $30 million due to refocusing production to accounts with total insured values of $10 million and less in target classes • Significantly reducing writings of larger properties, as well as several historically unprofitable classes (Hotel/Motel, Habitational) • New strategy will significantly reduce Reinsurance costs • Focusing on most profitable classes of business, e.g. Vacant, Mercantile, Cannabis where the 5-year historical Combined Ratio is 87% • Realigning underwriting team to lower hazard, traditionally profitable segments • Achieving 11.8% average rate increase on existing book Investor Day 2021 | 38

Adapting Strategy To Make Businesses Core: Personal Lines (Mobile Home, Dwelling, and Homeowners) Personal Lines C/Y Combined Ratio $MM $160 160% 147.3% 150% $140 140% $120 123.3% 130% $100 120% 110% $80 97.6% 94.7% 100% $60 90% $148.2 $137.9 $127.0 $60.0 $40 80% 2018 2019 2020 6M Ended June 30, 2021 How we are adapting: • 2021 Gross Written Premium expected to be approximately $113 million due to shifting business from high to lower CAT exposed geographies • Underwriting changes implemented with introduction of new products • Instituted annual rate increases ranging from 7%-12% by state • Enhanced focus on weather related patterns utilizing in-house data analytics • Go forward book of business has historical Combined Ratio of 93.7% Investor Day 2021 | 39

Reducing CAT Exposure: Personal Lines (Mobile Home, Dwelling, and Homeowners) Hurricane & Wildfire Exposure $30,000 $25,000 $20,000 $15,000 $10,000 $5,000 $- Homeowners & Dwelling Manufactured/Mobile Home How we are adapting: • Continuing to execute reductions in CAT prone areas; on track to be off majority of defined risks by the end of Q2 2022 Investor Day 2021 | 40 Total Insured Property Value ($ in Millions)

Reiner Mauer Chief Operating Officer

Operations: 2021 Initiatives Hired Alan Hirst, Chief Information Officer • 23-year veteran of the Financial Information Technology Industry • Most recently as Head of Architecture for Commercial Insurance at The Hartford • Served as VP and Chief Architect for Axis Capital Key IT Initiatives • Develop a more strategic focus on sustainable and scalable architecture • Improve data processing efficiencies and reduce manual processing expense • Continued leadership by Jay Karabin, VP of IT Infrastructure and Cyber Security with emphasis on continuously monitoring, assessing, and improving Global Indemnity’s infrastructure and security • Increased focus on analytics and third-party data Investor Day 2021 | 42

Operations: 2021 Initiatives

Key IT Initiatives: ClarionDoor Partnership

Executed agreement with ClarionDoor allows for timely impact on:

- New Small Commercial Penn-America products
  - Special Events
  - Umbrella/Excess
- Added leverage for New Core Business Divisions
  - Professional Lines
  - Environmental
  - Excess Casualty

ClarionDoor Benefits:

- Established development company offering insurance product distribution software
- Proven track record of on-time delivery with no failed projects
- Strongest result received with delivery of Global Indemnity/ClarionDoor Cannabis Platform
- Cloud-based, table driven, flexible platform that interfaces with third-party underwriting data
- Enhances Global Indemnity's ease-of-use story with greater analytical visibility
- Enables Wholesale agents to interface their propriety systems

Investor Day 2021 | 43

Thomas McGeehan Chief Financial Officer

The Company’s 2021 Business Forecast Gross written premium expected to increase 10% over 2020 • Commercial Businesses are expected to grow 16% over 2020 due to organic growth in the Company’s excess and surplus lines business from existing agents, increased pricing, and several new programs partially offset by actions taken to reduce risk and increase profitability within Property Brokerage • Specialty Property and Farm, Ranch and Equine expected to decrease by 8% . Actions remain focused in reducing catastrophe-exposed business & business not providing an adequate return on capital and growing in areas with less catastrophe exposure and expected higher returns on capital. • Reinsurance is expected to grow 46% due to organic growth of an existing casualty treaty and the assumption of several smaller casualty treaties Accident Year Combined Ratio anticipated to improve from 102.7% to 98.6% primarily due to lower catastrophes Net Income expected to improve from a loss of $21 million in 2020 to $31 million primarily due to improved accident year underwriting results and higher investment returns Accident Year Combined Ratio Gross Written Premium Net Income In Millions In Millions $669 102.7% $30 98.0% $606 -$21 2020 2021 2020 2021 2020 2021 | 45 Investor Day 2021

Conservative Balance Sheet/Asset & Liability Management Global Indemnity takes a conservative approach to managing its Assets and Liabilities • AM Best, the preeminent insurance industry rating agency, in its April 21, 2021 press release confirming Global Indemnity’s ‘A’ Excellent rating, stated that its rating reflects Global Indemnity’s- “…balance sheet strength, which AM Best assesses as strongest, ….” • The Company’s $1.5 billion investment portfolio is highly liquid and well matched in duration to the Company’s insurance liabilities (reserves) • 83% of Global Indemnity’s investment portfolio is held in ‘A+’ average credit quality, fixed income securities consisting of U.S. Treasuries, U.S. Agencies, U.S. State & Municipal Bonds, Investment Grade Corporate Bonds, and Cash; • 6% of the investment portfolio is held in ‘Fortune 100’ type public equities; and • 11% is held in investments Highly Liquid Investment Asset Portfolio Well-Matched Assets & Liabilities $1,476 Million Total Duration (In Years) ($ in millions as of June 30, 2021 ) $91 Reserve-Backing 2.7 Investment Assets $166 Loss 2.0 $1,219 Reserves 0 'Fortune 100' Type Public Equities Alternatives A+ Fixed Income & Cash 1 2 Investor Day 2021 | 46 3

Shareholders’ Equity Capital supports the business and provides returns to shareholders • Global Indemnity Group, LLC held $710 million $1,400 of Shareholder’s Equity at June 30, 2021 $1,248 • Capital supports the current business, growth $1,200 $50 and other initiatives $1,000 • $130 million of subordinated notes (15% of $488 total capital) due in 2047 $800 • $538 million has been returned to $600 shareholders since 2003 • Repurchases and redemptions of shares $400 $710 occurred in 2007, 2008, 2011, 2012, 2015 and $200 2017 $0 • Global Indemnity announced a dividend 6/30/2020 program on December 27, 2017, and has Total Equity Repurchases and Redemptions Dividends returned approximately $50 million through this program Investor Day 2021 | 47 Shareholders Equity plus Cumulative Dividends and Shae Repurchases ($mm)

Thank you

Appendix

Non-GAAP Financial Measures This presentation includes certain financial information that differs from what is reported under U.S. GAAP. These non-GAAP financial measures, which include, but are not limited to, normalized return on equity and normalized investment gain, are presented in order to supplement investors' and other readers' understanding and assessment of the financial performance of the Company. The Company has provided reconciliations of such non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures. Investors and other readers are encouraged to review the related U.S. GAAP financial measures and the reconciliations of the non-GAAP measures to their most directly comparable U.S. GAAP measures set forth in this Appendix, and investors and other readers should consider non-GAAP measures only as supplements to, not as substitutes for or as superior measures to, the measures of financial performance prepared in accordance with U.S. GAAP. Investor Day 2021 | 50